Exhibit 10.5

REGISTRATION RIGHTS TERMINATION AGREEMENT

REGISTRATION RIGHTS TERMINATION AGREEMENT (this “Agreement”), dated as of December 11, 2007, by and among SpiralFrog, Inc. (f/k/a/ Mohen, Inc.), a Delaware corporation (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

WHEREAS:

A.           In connection with an Amended and Restated Securities Purchase Agreement by and among the Company and the Buyers dated as of August 7, 2007, including the Addendum thereto dated as of December 11, 2007 (the “Purchase Agreement”), the Company, upon the terms and subject to the conditions set forth in the Purchase Agreement, has issued and sold to each Buyer, common stock purchase warrants of the Company (the “Warrants”) exercisable to purchase shares of common stock of the Company, $0.001 par value per share (the “Common Stock”) (as exercised the “Warrants Shares”) and convertible notes of the Company (the “Notes”) which are, among other things, be convertible into shares of the Company’s Common Stock (as converted, the “Exchange Shares”) in accordance with the terms of the Notes.

B.  To induce the Buyers to execute and deliver the Purchase Agreement, the Company and the Buyers entered into a Registration Rights Agreement dated as of April 19, 2007 which was amended and restated as of August 7, 2007 (the “Registration Rights Agreement”).

C.           The Company and the Buyers wish to terminate their respective rights under the Registration Rights Agreement and have this Agreement supersede and replace the Registration Rights Agreement and all subsequent oral and written agreements between the Company and the Buyers through the date hereof involving the subject matter of the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and each of the Buyers hereby agree as follows:

1.           TERMINATION OF REGISTRATION RIGHTS AGREEMENT

The Company and the Buyers agree that this Agreement supersedes and replaces the Registration Rights Agreement which is hereby terminated and of no further force or effect.  The Company and the Buyers further agree that this Agreement supersedes and replaces all registration rights granted to Buyers under the Purchase Agreement, Warrants and Notes. The Company and the Buyers also agree that the rights granted to the Buyers hereunder, with the exception of the rights contained in Section 2 hereof, extend to the Buyers of the last $2,000,000  of Notes and 1,090,910 Warrants sold under the Purchase Agreement.

2.  PAYMENT OF DAMAGES

The Company failed to meet the filing deadline requirement under the Registration Rights Agreement.  In connection therewith, the Company shall issue Senior Secured Promissory Notes (the “New Notes”) in the aggregate principal amount of $575,666.67 to the Buyers, on a pro-rata basis.  The New Notes shall have a maturity date of April 19, 2008 and shall be identical, in all material respects, to the Notes.

3.           DEMAND AND PIGGYBACK REGISTRATION RIGHTS.

Until the Notes, including the New Notes, are paid in full or until the underlying Exchange Shares and Warrant Shares are saleable, in full, under Rule 144 (the “Effective Period”), the Buyers shall have a one time demand registration right and unlimited piggyback registration rights with respect to the Warrant Shares and Exchange Shares, including the Exchange Shares underlying the New Notes.  Until the Registrable Securities (as such term is defined in Section 4(a) below) are registered for resale or are otherwise freely tradeable, the Company should not file any registration statements without the prior written consent of the holders of a majority of the principal amount of the Notes, including the New Notes, which consent shall not be unreasonably withheld.  In connection with the demand right, upon written notice from persons holding a majority of the principal amount of the Notes, including the New Notes, the Company shall, within 60 days thereafter (the “Filing Deadline”) prepare and file a registration statement on Form SB-2, or such other form as shall be available, registering the Warrant Shares and Exchange Shares and shall use its best efforts to have such registration statement declared effective as soon as practicable thereafter.  If (i) a registration statement covering all of the Registrable Securities (as such term is defined in Section 4(2) below) required to be covered thereby and required to be filed by the Company pursuant to the demand right granted under this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the nintieth (90th) day after the date such registration statement is filed with the SEC  (the “Effectiveness Deadline”) (an “Effectiveness Failure”; provided, however, that for thirty (30) days following the Effectiveness Deadline there will be no Effectiveness Failure if the SEC is reviewing the Registration Statement and the Company is using its best efforts to have the Registration Statement declared effective; and there will be no Effectiveness Failure for an indefinite period of time if the primary reason for the failure to meet the Filing Deadline is a Rule 415 comment from the SEC) or (ii) on any day after the effective date, sales of all of the Registrable Securities required to be included on such registration statement cannot be made (other than during an Allowable Grace Period (as defined in Section 4(r)) pursuant to such registration statement (including, without limitation, because of a failure to keep such registration statement effective, to disclose such information as is necessary for sales to be made pursuant to such registration statement or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of common stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such registration statement an amount in cash equal to (i) one and one-half percent (1.5%) of the aggregate Purchase Price (as such term is defined in the Purchase Agreement) of such Buyer's Notes relating to the Registrable Securities included in such Registration Statement three (3) business days following the thirtieth (30th) day after the occurrence of a Filing Failure and (ii) two percent (2%) of the aggregate Purchase Price (as such term is defined in the Purchase Agreement) of such Buyer’s Notes relating to the Registrable Securities included in such Registration Statement on each of the following dates: (A) three (3) business days following the 60th day after an uncured Filing Failure has occurred, (which covers the default period that commences on the 31st day after the occurrence of an uncured Filing Failure and concludes on the 60th day after the occurrence of an uncured Filing Failure) and on every thirtieth (30th) day thereafter until such Filing Failure is cured; and (B) three (3) business days following the thirtieth (30th) day after the occurrence of an Effectiveness Failure has occurred and on every thirtieth (30th) day thereafter until such Effectiveness Failure is cured (provided that the Company shall pay a pro-rata amount of any Registration Delay Payment for any partial period covered in clause (A) or (B)). The payments to which a holder shall be entitled pursuant to this Section 3(f) are referred to herein as “Registration Delay Payments”.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein to the contrary, in no event shall the Registration Delay Payments exceed ten percent (10%) of the aggregate Purchase Price for all Buyers (the "Registration Delay Payments Cap"). Any amount in excess of the Registration Delay Payments Cap (the "Excess Registration Delay Payments") shall cause the Exchange Price of the Notes to be lowered by an amount equal to the quotient of the amount of such Buyers Excess Registration Delay Payments divided by the then outstanding amount of such Notes. Notwithstanding anything to the contrary contained herein no Registration Delay Payments shall be payable with respect to any Registrable Securities excluded from a Registration Statement by election of a Buyer.

The piggyback registration rights will not apply to registration statements relating solely to employee benefit plans or business combinations.  Except as otherwise provided herein, during the Effective Period, the Company shall not file a registration statement without first offering to the Buyers the right to participate on a piggyback basis.  For purposes of the majority notices discussed in the preceding paragraph, a Buyer holding Exchange Shares and/or Warrant Shares will be treated as still owning the principal amount of the Notes against which such Exchange Shares and Warrant Shares were issued.

In connection with the demand and piggyback registration rights provided for herein, the Buyers acknowledge and agree that their participation may be cut back due to underwriter or Rule 415 requirements.  In such event, to the extent practicable, the Buyer’s shall be treated in the same manner as all other participants.

4.  RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to this Agreement, the Company will use its commercially reasonable best efforts to effect the registration of the Buyers’ Registrable Securities (as such term is defined in Section 4(a) below) in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.  The Company shall prepare and file with the SEC a registration statement with respect to the Buyers’ Registrable Securities and use its best efforts to cause such registration statement relating to the Buyers’ Registrable Securities to become effective as soon as practicable after such filing.  Registrable Securities means (i) the Exchange Shares issued or issuable upon exchange of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, and (iii) any capital stock of the Company issued or issuable with respect to the Exchange Shares, the Warrant Shares, the Notes or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exchanges of the Notes or exercise of the Warrants. The Company shall keep each registration statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Buyers may sell all of the Buyers’ Registrable Securities covered by such registration statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Buyers shall have sold all of the Buyers’ Registrable Securities covered by such registration statement (the “Registration Period”). The Company shall ensure that each registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) business days after the later of the date that (i) the Company learns that no review of a particular registration statement will be made by the staff of the SEC or that the staff has no further comments on a particular registration statement, as the case may be, and (ii) the approval of Buyer’s legal counsel has been obtained (which approval shall be immediately sought), a request for acceleration of effectiveness of such registration statement to a time and date not later than 48 hours after the submission of such request.  Buyers shall have the right to select one legal counsel (the “Legal Counsel”) to review and oversee, as counsel for the Buyers, any registration pursuant to this Agreement, which shall be Moomjian, Waite, Wactlar & Coleman, LLP or such other counsel as designated by the holders of a majority of the Registrable Securities.

b.  The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such registration statement effective at all times (subject to any Allowable Grace Period, as such term is defined in Section 4(r) hereof) during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such registration statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

c.  The Company shall (A) permit Legal Counsel to review and comment upon (i) a registration statement at least five (5) business days prior to its filing with the SEC and (ii) all amendments and supplements to all registration statements (except for Annual Reports on Form 10-K or Form 10-KSB, and Quarterly Reports on Form 10-Q or Form 10-QSB and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any registration statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a registration statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the staff of the SEC to the Company or its representatives relating to any registration statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Buyer, and all exhibits and (iii)  if the Company shall not have filed a final prospectus in accordance with Rule 424 per Section 2(a), upon the effectiveness of any registration statement, one copy of the prospectus included in such registration statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 4.

d.  The Company shall furnish to each Buyer whose Registrable Securities are included in any registration statement, without charge, (i) if the Company shall not have filed a final prospectus in accordance with Rule 424 per Section 2(a), upon the effectiveness of any registration statement, copies of the prospectus included in such registration statement and all amendments and supplements thereto (in such number as such Buyer may reasonably request) and (ii) such other documents, including copies of any preliminary or final prospectus, as such Buyer may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Buyer.

e.  The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Buyers of the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the registration period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the registration period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Buyer who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.  The Company shall notify Legal Counsel and each Buyer in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 4(r), promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission.  The Company shall also promptly notify Legal Counsel and each Buyer in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Buyer by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

g.  The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Buyer who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.  At the reasonable request of any Buyer with respect to an underwritten offering pursuant to a registration statement, the Company shall furnish, on the date of the effectiveness of the registration statement and thereafter from time to time on such dates as the managing underwriter may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such registration statement, in form, scope and substance as is customarily given in an underwritten public offering.

i.  If any Buyer may be required under applicable securities law to be described in the registration statement as an underwriter, the Company shall make available for inspection by (i) any Buyer, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Buyer (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees, counsel and the Company’s independent certified public accountants to supply all information which may be necessary and any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Buyer) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Buyer agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Buyer) shall be deemed to limit the Buyers’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.  The Company shall hold in confidence and not make any disclosure of information concerning a Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any registration statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Buyer sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Buyer and allow such Buyer, at the Buyer’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.  The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a registration statement to be listed or quoted on each securities exchange or quotation service on which securities of the same class or series issued by the Company are then listed or quoted (which shall include the OTC Bulletin Board), if any, if the listing or quotation of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a registration statement on the OTC Bulletin Board and, without limiting the generality of the foregoing, to use its commercially reasonable best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to the Company’s common stock. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(k).

l.  The Company shall cooperate with the Buyers who hold the Buyer’s Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a registration statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Buyers may reasonably request and registered in such names as the Buyer may request.

m.  If requested by a Buyer, the Company shall within ten (10) business days of receipt of notice from such Buyer (i) incorporate in a prospectus supplement or post-effective amendment such information as a Buyer reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Buyer Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Buyer holding any Registrable Securities.

n.  The Company shall reasonably cooperate with the Buyers as may be necessary to consummate the disposition of such Buyer’s Registrable Securities.

o.  [Intentionally left blank.]

p.  The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.  Within two (2) business days after a registration statement which covers Buyer’s Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Buyer’s Registrable Securities (with copies to the Buyer whose Registrable Securities are included in such registration statement) confirmation that such registration statement has been declared effective by the SEC.

r.  Notwithstanding anything to the contrary herein, at any time after the effective date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Buyers in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Buyers) and the date on which the Grace Period will begin, and (ii) notify the Buyers in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least two (2) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Buyers receive the notice referred to in clause (i) and shall end on and include the later of the date the Buyers receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 4(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 4(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of common stock to a transferee of a Buyer in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Buyer has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable registration statement (unless an exemption from such prospectus delivery requirement exists), prior to the Buyer’s receipt of the notice of a Grace Period and for which the Buyer has not yet settled.

s.  To the extent not inconsistent with applicable law, in connection with a public offering of securities of the Company, upon the reasonable request of the Company or, in the case of an underwritten public offering of the Company's securities, the managing underwriters, each Buyer who beneficially owns (as defined in Rule 13d-3 adopted by the SEC under the 1934 Act) at least 5% of the outstanding capital stock of the Company will not effect any sale or distribution (other than those included in the registration statement being filed with respect to such public offering) of, or any short sale of, or any grant of option to purchase, or any hedging or similar transaction with respect to, any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the 14 days prior to and the 90-day period beginning on the effective date of such public offering, unless the Company, or in the case of an underwritten public offering, the managing underwriters otherwise agree to a shorter period of time.  At the request of the Company or the managing underwriters, each such Buyer shall execute a customary "lock-up" agreement consistent with the provisions of this Section 4(s); provided, however, that no Buyer shall be required to enter into such "lock-up" agreement unless and until all of the Company's executive officers and directors execute substantially similar "lock-up" agreements and the Company uses commercially reasonable efforts to cause each holder of more than 5% of its outstanding capital stock to execute substantially similar "lock-up" agreements.  Neither the Company nor the managing underwriter shall terminate, materially amend or waive the enforcement of any material provision under a "lock-up" agreement unless each "lock-up" agreement with a Buyer is also amended or waived in a similar manner or terminated, as the case may be.  Notwithstanding anything contained in this Agreement or the Purchase Agreement to the contrary, the Company may impose stop-transfer instructions to enforce the restrictions imposed by this Section 4(s).

5.  OBLIGATIONS OF THE BUYERS.

a.  At least ten (10) business days prior to the first anticipated filing date of a registration statement, the Company shall notify each Buyer in writing of the information the Company requires from each such Buyer if such Buyer elects to have any of such Buyer’s Registrable Securities included in such registration statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Buyer that such Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.  Each Buyer, by such Buyer’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder, unless such Buyer has notified the Company in writing of such Buyer’s election to exclude all of such Buyer’s Registrable Securities from such registration statement.

c.  Each Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(g) or the first sentence of 4(f), such Buyer will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until such Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) or the first sentence of 4(f) or receipt of notice that no supplement or amendment is required.

d.  Each Buyer covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to or an exemption therefrom it in connection with sales of Registrable Securities pursuant to the registration statement.

6.	INDEMNIFICATION.

In the event any Registrable Securities are included in a registration statement under this Agreement:

a.  To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Buyer, the directors, officers, members, partners, employees, agents and representatives of, and each Person, if any, who controls any Buyer within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement of a material fact in a registration statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a registration statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the assignment of the Registrable Securities by the Buyers.

b.  In connection with any registration statement in which a Buyer is participating, each such Buyer agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, its directors, officers employees, agents and representatives and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim for Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim for Indemnified Damages arises out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Buyer expressly for use in connection with such registration statement; and, subject to Section 6(c), such Buyer will reimburse any reasonable legal or other expenses reasonably incurred by Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Buyer, which consent shall not be unreasonably withheld or delayed; provided, further, however, that each Buyer shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Buyer as a result of the sale of Registrable Securities pursuant to such registration statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the assignment of the Registrable Securities by the Buyer. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

c.  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority in interest of the Registrable Securities included in the registration statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.  The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.  CONTRIBUTION.
To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.	REPORTS UNDER THE 1934 ACT.

With a view to making available to the Buyers the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.  make and keep public information available, as those terms are understood and defined in Rule 144;

b.  file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.  furnish to each Buyer so long as such Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such securities pursuant to Rule 144 without registration.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of such Buyer’s Registrable Securities if (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

10.           EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company related to registrations shall be paid by the Company.

11.           GENERAL.

a.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

b.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.  This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

d.  This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

e.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

f.  This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

g.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

h.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

i.  Except as otherwise provided herein, the obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-à-vis any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[ SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Termination Agreement to be duly executed as of the date first written above.

COMPANY:

SPIRALFROG, INC.

/s/ Orville Hagler
Name: Orville Hagler
Title: Corporate Secretary

BUYERS:
AGAPE WORLD, INC.
/s/ Scott A. Stagg
Scott A. Stagg	By:
Name:
Title:
/s/ Amir Khan
Amir Khan

Mark P. Stagg
/s/ Mark Focht
Mark Focht

Michael Miller
/s/ Robert A. Noble
Robert A. Noble
/s/ Derek A. Jerina
Derek A. Jerina

Paul Schulman

Robert DiForio
ANTAEUS CAPITAL, INC.

By:	Kevin A. Stagg
Name:
Title:

Thomas E. Stagg

Lionel Amron
DISTRESSED HIGH YIELD TRADING OPPORTUNITIES FUND, LTD.
GOLDEN DEN CORP.
By: Scott A. Stagg
Name: Scott A. Stagg
By:	Title: Trading Advisor
Name:
Title:

12